UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7066

Salomon Brothers Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers

Emerging Markets

Income Fund Inc.

Semi-Annual Report

February 28, 2005

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

EMDSEMI 2/05

05-8252

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Letter From the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the six-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004 and February 2005, bringing the target for the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. The best returns were generated by the riskier fixed-income asset classes, such as high yield bonds and emerging markets debt, as investors searched for incremental yields. Through the 6-month period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 8.01%. Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

Special Shareholder Notice

Effective January 1, 2005, the benchmark for the Salomon Brothers Emerging Markets Income Fund Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI +)v to the EMBI Global. In the opinion of the investment manager, the EMBI Global will provide a more effective benchmark index for the fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

Performance Review

For the six months ended February 28, 2005, the Salomon Brothers Emerging Markets Income Fund Inc. returned 19.92%, based on its New York Stock Exchange (“NYSE”) market price and 11.74% based on its net asset value (“NAV”)vi per share. In comparison, the fund’s unmanaged benchmark, the EMBI Global, returned 8.01% and the EMBI+ returned 8.51% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevii was 11.34%. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the fund has distributed dividends to shareholders totaling $0.9650 per share. This total includes the standard $0.4125 quarterly distributions distributed since shortly after the fund’s inception, as well as a special $0.14 distribution that was paid in December to meet distribution

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

requirements imposed by tax regulations. The performance table shows the fund’s 30-day SEC yield as well as its 6-month total return based on its NAV and market price as of February 28, 2005. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE

AS OF FEBRUARY 28, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return

$17.02 (NAV)	5.48%	11.74%

$19.97 (Market Price)	4.66%	19.92%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of February 28, 2005 and are subject to change.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Looking for Additional Information?

The fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEMDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

March 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in high yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Investments in small-cap and mid-cap companies involve greater risks and volatility than investments in large-cap companies. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on a fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
[v]	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
vi	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended February 28, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 13 funds in the fund’s Lipper category, and excluding sales charges.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited)

February 28, 2005

Face Amount†	Security (a)	Value
Sovereign Bonds — 83.3%
Argentina — 3.4%
	Republic of Argentina #(b)(c):
25,000EUR	9.000% due 5/24/05 (d)	$10,775
20,000DEM	7.875% due 7/29/05	4,340
30,000DEM	11.250% due 4/10/06	6,611
40,000EUR	10.250% due 1/26/07	17,373
85,000EUR	8.000% due 2/26/08	36,453
50ARS	12.000% due 9/19/08	5
100,000DEM	9.000% due 11/19/08	21,020
55,000EUR	8.250% due 7/6/10	23,159
45,000DEM	10.250% due 2/6/49	9,917
110,000DEM	7.000% due 3/18/49	23,682
1,050,000EUR	9.000% due 6/20/49	438,641
20,000EUR	8.500% due 7/1/49	8,355
25,000DEM	9.000% due 9/19/49	5,297
25,000EUR	9.250% due 10/21/49	10,195
50,000DEM	10.500% due 11/14/49	10,476
1,625,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (e)	954,688
	Medium-Term Notes:
240,000,000ITL	4.649% due 7/8/05 (e)	50,137
75,000EUR	10.000% due 2/22/07	32,575
120,000,000ITL	7.625% due 8/11/07	25,562
125,000,000ITL	8.000% due 10/30/09	26,327
50,000EUR	8.500% due 7/30/10	21,053
60,000EUR	8.750% due 2/4/49	25,065
35,000,000ITL	7.000% due 3/18/49	7,371
30,000EUR	7.125% due 6/10/49	12,632
20,000EUR	9.250% due 7/20/49	8,488
25,000EUR	8.125% due 10/4/49	10,361
2,845,000	Par Bond, Series L-GP, 6.000% due 3/31/23	1,664,325

		3,464,883

Brazil — 19.7%
	Federative Republic of Brazil:
50,000	11.000% due 1/11/12	60,250
2,425,000	8.750% due 2/4/25	2,437,125
1,362,000	12.250% due 3/6/30	1,777,410
10,000	11.000% due 8/17/40	11,585

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount†	Security (a)	Value
Brazil — 19.7% (continued)
5,693,204	C Bond, 8.000% due 4/15/14	$5,799,952
850,000	Collective Action Securities, 10.500% due 7/14/14	995,987
6,719,171	DCB, Series L, 3.125% due 4/15/12 (e)	6,500,798
1,246,154	FLIRB, Series L, 3.063% due 4/15/09 (e)	1,225,904
1,138,296	NMB, Series L, 3.125% due 4/15/09 (e)	1,134,027

		19,943,038

Bulgaria — 0.6%
480,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	604,800

Chile — 1.4%
1,425,000	Republic of Chile, Collective Action Securities, 3.110% due 1/28/08 (e)	1,437,113

Colombia — 4.4%
	Republic of Colombia:
725,000	10.000% due 1/23/12	818,344
500,000	10.750% due 1/15/13	585,125
1,870,000	11.750% due 2/25/20	2,365,550
100,000	8.125% due 5/21/24	96,000
100,000	8.375% due 2/15/27	98,750
450,000	10.375% due 1/28/33	512,438

		4,476,207

Ecuador — 2.1%
2,100,000	Republic of Ecuador, 12.000% due 11/15/12 (d)	2,137,275

El Salvador — 0.8%
	Republic of El Salvador:
400,000	7.750% due 1/24/23 (d)	441,000
300,000	8.250% due 4/10/32 (d)	315,750

		756,750

Malaysia — 1.3%
1,125,000	Federation of Malaysia, 8.750% due 6/1/09	1,306,943

Mexico — 11.8%
	United Mexican States:
150,000	11.375% due 9/15/16	220,875
	Medium-Term Notes:
6,475,000	8.300% due 8/15/31	7,820,181
3,625,000	Series A, 6.625% due 3/3/15	3,886,906

		11,927,962

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount†	Security (a)	Value
Panama — 3.2%
	Republic of Panama:
1,050,000	9.625% due 2/8/11	$1,246,875
325,000	7.250% due 3/15/15	334,750
525,000	9.375% due 1/16/23	630,000
320,000	8.875% due 9/30/27	363,200
550,000	9.375% due 4/1/29	665,500

		3,240,325

Peru — 3.5%
	Republic of Peru:
925,000	9.875% due 2/6/15	1,123,875
2,375,000	FLIRB, 4.500% due 3/7/17 (e)	2,232,500
205,040	PDI, 5.000% due 3/7/17 (e)	196,326

		3,552,701

The Philippines — 3.7%
	Republic of the Philippines:
150,000	8.375% due 3/12/09	160,500
675,000	9.000% due 2/15/13	712,125
2,575,000	10.625% due 3/16/25	2,880,781

		3,753,406

Russia — 15.2%
	Aries Vermognsverwaltungs GmbH, Russian Federation Credit-Linked Notes,
4,125,000	Series C, 9.600% due 10/25/14 (d)	5,121,764
	Russian Federation:
725,000	11.000% due 7/24/18 (d)	1,047,625
8,770,000	5.000% due 3/31/30 (d)(e)	9,222,203

		15,391,592

South Africa — 1.5%
1,325,000	Republic of South Africa, 6.500% due 6/2/14	1,454,188

Turkey — 4.5%
	Republic of Turkey:
250,000	11.750% due 6/15/10	316,250
2,300,000	11.500% due 1/23/12	2,978,500
75,000	11.000% due 1/14/13	96,375
325,000	11.875% due 1/15/30	471,250
575,000	Collective Action Securities, 9.500% due 1/15/14	692,875

		4,555,250

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount†	Security (a)	Value
Ukraine — 1.3%
	Republic of Ukraine:
583,350	11.000% due 3/15/07 (d)	$624,185
675,000	6.365% due 8/5/09 (d)(e)	727,313

		1,351,498

Uruguay — 0.7%
735,874	Republic of Uruguay, Benchmark Bond, 7.875% due 1/15/33 (f)	693,561

Venezuela — 4.2%
	Bolivarian Republic of Venezuela:
2,828,000	8.500% due 10/8/14	2,905,770
	Collective Action Securities:
150,000	3.693% due 4/20/11 (d)(e)	137,250
700,000	10.750% due 9/19/13	810,250
175,000	9.375% due 1/13/34	181,125
250,000	Par Bond, Series B, 6.750% due 3/31/20	247,656

		4,282,051

	Total Sovereign Bonds (Cost — $75,157,219)	84,329,543

Corporate Bonds — 4.7%
	PEMEX Project Funding Master Trust:
290,000	6.125% due 8/15/08	302,325
1,500,000	9.125% due 10/13/10	1,785,000
1,800,000	8.000% due 11/15/11	2,061,000
275,000	9.500% due 9/15/27 (d)	359,562
225,000	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	284,279

	Total Corporate Bonds (Cost — $4,354,390)	4,792,166

Loan Participation (e)(g) — 0.2%
251,930	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (UBS Financial Services Inc.) (Cost—$231,945)	248,781

Warrants
Warrants — 0.0% (c)(d)(h)
500	Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant exercisable for 12.914 shares of Asia Pulp & Paper.) (Cost — $0)	0

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

February 28, 2005

Face Amount	Security (a)	Value
Repurchase Agreements — 11.8%
$1,910,000	Interest in $700,663,000 joint tri-party repurchase agreement dated 2/28/05 with Deutsche Bank Securities Inc., 2.620% due 3/1/05; Proceeds at maturity — $1,910,139; (Fully collateralized by various U.S. Treasury Obligations, 0.000% to 3.000% due 7/15/12 to 8/15/19; Market value — $1,961,071)	$1,910,000
5,000,000	Interest in $696,695,000 joint tri-party repurchase agreement dated 2/28/05 with Merrill Lynch Government Securities Inc., 2.600% due 3/1/05; Proceeds at maturity — $5,000,361; (Fully collateralized by various U.S. Government Agency Obligations, 1.500% to 6.000% due 6/15/05 to 1/21/25; Market value — $5,100,025)	5,000,000
5,000,000	Interest in $1,034,334,000 joint tri-party repurchase agreement dated 2/28/05 with UBS Securities LLC, 2.630% due 3/1/05; Proceeds at maturity — $5,000,365; (Fully collateralized by various U.S. Government Agency Obligations, 2.000% to 5.000% due 1/15/06 to 10/15/14; Market value — $5,100,021)	5,000,000

	Total Repurchase Agreements (Cost — $11,910,000)	11,910,000

	Total Investments — 100.0% (Cost — $91,653,554*)	101,280,490

†	Face amount denominated in U.S. dollars unless otherwise indicated.
#	All Argentina bonds had been tendered as of February 25, 2005, under a plan of reorganization of Argentina.
(a)	All securities are segregated as collateral pursuant to loan agreement, futures contracts and/or reverse repurchase agreements.
(b)	Security is currently in default.
(c)	Non-income producing security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(f)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.
(g)	Participation interests were acquired through the financial institutions indicated parenthetically.
(h)	Security is valued in accordance with fair valuation procedures.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this statement:

ARS       — Argentina Peso.

C Bond  — Capitalization Bond.

DCB     — Debt Conversion Bond.

DEM    — German Mark.

EUR      — Euro.

FLIRB   — Front-Loaded Interest Reduction Bond.

ITL       — Italian Lira.

NMB     — New Money Bond.

PDI       — Past Due Interest.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Assets and Liabilities (unaudited)

February 28, 2005

ASSETS:
Investments, at value (Cost — $79,743,554)	$89,370,490
Repurchase agreements, at value (Cost — $11,910,000)	11,910,000
Cash	707
Interest receivable	1,595,556
Receivable from broker - variation margin on open futures contracts	53,125
Deposits with brokers for initial margin on futures contracts	85,000
Prepaid expenses	21,390

Total Assets	103,036,268

LIABILITIES:
Loan payable (Note 4)	20,000,000
Payable for open reverse repurchase agreements (Note 3)	11,385,647
Payable for securities purchased	689,047
Interest payable (Notes 3 and 4)	125,403
Management fee payable	56,826
Accrued expenses	153,885

Total Liabilities	32,410,808

Total Net Assets	$70,625,460

NET ASSETS:
Par value of common stock ($0.001 par value, 100,000,000 shares authorized; 4,150,151 shares outstanding)	$4,150
Capital paid in excess of par value	57,582,020
Undistributed net investment income	1,887,460
Accumulated net realized gain from investment transactions, futures contracts, options and foreign currencies transactions	1,452,540
Net unrealized appreciation of investments and futures contracts	9,699,290

Total Net Assets	$70,625,460

Net Asset Value, per share ($70,625,460 ÷ 4,150,151 shares outstanding)	$17.02

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Operations (unaudited)

For the Six Months Ended February 28, 2005

INVESTMENT INCOME:
Interest	$3,475,582

EXPENSES:
Management fee (Note 2)	355,613
Interest expense (Notes 3 and 4)	335,438
Audit and tax fees	32,761
Shareholder communications	29,520
Directors’ fees	27,652
Legal fees	25,490
Custody	18,530
Transfer agency services	8,548
Stock exchange listing fees	6,625
Loan fees	2,976
Other	9,108

Total Expenses	852,261

Net Investment Income	2,623,321

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	2,728,165
Futures contracts	(224,603)
Options	22,100
Foreign currencies transactions	(1,844)

Net Realized Gain	2,523,818

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	2,359,153

Net Gain on Investments, Futures Contracts, Options and Foreign Currencies	4,882,971

Increase in Net Assets from Operations	$7,506,292

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statements of Changes in Net Assets

For the Six Months Ended February 28, 2005 (unaudited)

and the Year Ended August 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$2,623,321	$5,545,323
Net realized gain	2,523,818	2,109,246
Net change in unrealized appreciation/depreciation	2,359,153	1,599,720

Increase in Net Assets From Operations	7,506,292	9,254,289

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,993,291)	(2,472,445)
Net realized gain	—	(4,315,365)

Decrease in Net Assets From Distributions to Shareholders	(3,993,291)	(6,787,810)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of dividends (16,223 and 31,982 shares issued, respectively)	291,274	530,731

Increase in Net Assets From Fund Share Transactions	291,274	530,731

Increase in Net Assets	3,804,275	2,997,210

NET ASSETS:
Beginning of period	66,821,185	63,823,975

End of period*	$70,625,460	$66,821,185

* Includes undistributed net investment income of:	$1,885,616	$3,257,430

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Cash Flows (unaudited)

For the Six Months Ended February 28, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$2,929,065
Operating expenses paid	(558,317)
Net purchase of short-term investments	(11,429,000)
Realized gain on option transactions	22,100
Realized loss on futures contracts	(224,603)
Realized loss on foreign currency transactions	(1,844)
Net change in unrealized appreciation on futures contracts	293,788
Net purchases of long-term investments	(50,500,952)
Proceeds from disposition of long-term investments	56,343,747
Change in receivable from variation margin	(129,062)
Interest paid	(299,316)

Net Cash Used By Operating Activities	(3,554,394)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,993,291)
Net proceeds from reverse repurchase agreements	7,161,472
Proceeds from shares issued on reinvestment of dividends	291,274

Net Cash Provided By Financing Activities	3,459,455

Net Decrease In Cash	(94,939)
Cash, Beginning of period	180,646

Cash, End of period	$85,707

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$7,506,292

Accretion of discount on investments	(497,927)
Amortization of premium on investments	85,857
Increase in investments, at value	(11,274,590)
Decrease in receivable for securities sold	5,987,761
Increase in interest receivable	(134,447)
Increase in variation margin receivable	(129,062)
Increase in prepaid expenses	(14,765)
Decrease in payable for securities purchased	(5,092,906)
Increase in interest payable	36,122
Decrease in accrued expenses	(26,729)

Total Adjustments	(11,060,686)

Net Cash Flows Used By Operating Activities	$(3,554,394)

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year or period ended August 31, unless otherwise noted:

	2005(1)(2)		2004(2)	2003(2)	2002(2)		2001	2000
Net Asset Value, Beginning of Period	$16.16		$15.56	$11.80	$12.91		$14.01	$ 11.16

Income (Loss) From Operations:
Net investment income	0.63		1.35	1.54	1.67	(3)	1.68	1.72
Net realized and unrealized gain (loss)	1.20		0.90	3.87	(1.13	)(3)	(1.13)	2.78

Total Income From Operations	1.83		2.25	5.41	0.54		0.55	4.50

Less Distributions From:
Net investment income	(0.97)		(0.60)	(1.65)	(1.65)		(1.65)	(1.65)
Net realized gains	—		(1.05)	—	—		—	—

Total Distributions	(0.97)		(1.65)	(1.65)	(1.65)		(1.65)	(1.65)

Net Asset Value, End of Period	$17.02		$16.16	$15.56	$11.80		$12.91	$ 14.01

Market Price, End of Period	$19.97		$17.56	$16.80	$12.30		$13.15	$13.9375

Total Return, Based on Market Price Per Share(4)	19.92	%‡	15.33%	53.82%	6.10%		7.14%	27.51%
Ratios to Average Net Assets:
Total expenses, including interest expense	2.52	%†	2.24%	2.72%	2.96%		4.76%	5.00%
Total expenses, excluding interest expense (operating expenses)	1.53	%†	1.55%	1.83%	1.51%		1.71%	1.73%
Net investment income	7.75	%†	8.45%	11.16%	13.24	%(3)	12.87%	13.33%
Supplemental Data:
Net Assets, End of Period (000s)	$70,625		$66,821	$63,824	$48,049		$52,209	$56,313
Portfolio Turnover Rate	51%		110%	179%	168%		195%	136%
Loan Outstanding, End of Period (000s)	$20,000		$20,000	$20,000	$20,000		$20,000	$20,000
Weighted Average Loan (000s)	$20,000		$20,000	$20,000	$20,000		$20,000	$20,000
Weighted Average Interest Rate on Loans	3.11	%†	2.27%	2.51%	3.70%		7.94%	8.26%
Before Applicable Reimbursement From SBAM, Net Investment Income Per Share and Expense Ratios would have been:
Net investment income	—		—	—	$1.63		—	—
Expense ratio, including interest expense	—		—	—	3.26%		—	—
Expense ratio, excluding interest expense (operating expenses)	—		—	—	1.81%		—	—

(1)	For the six months ended February 28, 2005 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.68, $1.14 and 13.29%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(4)	For the purpose of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited)

Note  1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of governments and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities, futures and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counterparty subsequently monitors the account to ensure that the equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreements may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d) FUTURES CONTRACTS. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio.

(e) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes.

(f) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(g) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(h) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

(j) DIVIDENDS AND DISTRIBUTIONS. The Fund pays dividends to shareholders quarterly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions, which exceed net investment income and net realized capital gains, are reported as distributions from capital.

(k) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interests, dividends and capital gains at various rates.

(l) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Note  2.  Management  and  Advisory  Fees  and  Other  Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager and administrator of the Fund. SBAM is responsible for the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. SBAM has delegated certain of its administrative responsibilities to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM does not receive any compensation from the Fund for its services.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services.

Certain officers and/or Directors of the Fund are also officers and/or Directors of SBAM and/or its affiliates and do not receive compensation from the Fund.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

Note  3.  Portfolio  Activity

For the six months ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,408,046

Sales	$50,355,986

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,687,877
Gross unrealized depreciation	(60,941)

Net unrealized appreciation	$9,626,936

At February 28, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Note	100	3/05	$11,159,854	$11,087,500	$72,354

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2005 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$4,139,454	1.31%	$11,385,648

Interest rates on reverse repurchase agreements ranged from 1.00% to 2.60% during the six months ended February 28, 2005. Interest paid on reverse repurchase agreements totaled $12,866.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

At February 28, 2005, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$2,236,342	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 7/8/04 bearing 1.100% to be repurchased at $2,261,283 on 7/8/05, collateralized by: $2,000,000 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $2,097,677	$2,236,342
9,149,305	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/25/05 bearing 2.600% to be repurchased at $9,152,609 on 3/2/05, collateralized by: $8,500,000 Russian Federation, 5.000% due 3/31/30; Market value (including accrued interest) — $9,116,735	9,149,305

	Total Reverse Repurchase Agreements (Cost — $11,385,647)	$11,385,647

At February 28, 2005, the Fund held one loan participation with a total cost of $231,945 and a total market value of $248,781.

Note  4.  Loan

At February 28, 2005, the Fund had a $23,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $20,000,000 outstanding with CXC, LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as the administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2005, the annualized weighted average interest rate of the loan was 3.11%. The Fund paid interest expense of $286,450.

Note  5.  Portfolio  Investment  Risks.

Credit  and  Market Risk. The yields of emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of untimely and ultimate non-payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

on the market prices of investments held by the Fund. The Fund’s investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 28, 2005, the Fund had a concentration of credit risk in sovereign debt of emerging market countries.

Financial Instruments with Off-Balance Sheet Risk. The Fund enters into forward foreign currency contracts (“forward contracts”) to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Other Risk.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note  6.  Dividends  Subsequent  to  February  28,  2005

On February 4, 2005, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend is payable on March 18, 2005 to shareholders of record on March 8, 2005.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

Note  7.  Capital  Loss  Carryforward

On August 31, 2004, the Fund had a net capital loss carryforward of approximately $1,042,948 which expires on August 31, 2012. This amount will be available to offset any future taxable capital gains.

Note  8.  Additional  Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited) (continued)

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Additional Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Income Fund Inc. was held on December 10, 2004, for the purposes of considering and voting upon the election of Carol L. Colman and Daniel P. Cronin to serve as Class II Directors until the 2007 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	3,875,175	39,234
Daniel P. Cronin	3,882,995	31,414

At February 28, 2005, in addition to Carol L. Colman and Daniel P. Cronin, the other Directors of the Fund were as follows:

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Emerging Markets Income Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EMD

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not Applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 6, 2005

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 6, 2005